UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2009

TUCOWS INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada		M6K 3M1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 13, 2009, Tucows Inc., a Pennsylvania corporation (the “Company”), issued a press release reporting its financial results for its first quarter ended March 31, 2009.  A copy of such press release is filed herewith as Exhibit 99.1.

The information in this report and the exhibit is furnished to, and not filed with, the Securities and Exchange Commission and shall not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 12, 2009, Rawleigh H. Ralls accepted an appointment as a member of the Board of Directors of the Company.  Mr. Ralls was not appointed to any special committees of the Board.   There were no arrangements or understandings between Mr. Ralls and any other persons pursuant to which Mr. Ralls was selected as a director of the Company.

A press release, dated May 13, 2009, announcing Mr. Ralls’ appointment to the Board is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)           Not Applicable.

(b)           Not Applicable.

(c)           Not Applicable.

(d)           Exhibits.

Exhibit Number	Exhibit

99.1	Press Release of Tucows Inc., dated May 13, 2009, reporting financial results for the first quarter ended March 31, 2009.

99.2	Press Release of Tucows Inc., dated May 13, 2009, announcing appointment of Raleigh H. Ralls to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By:	/s/ Michael Cooperman
Michael Cooperman
Chief Financial Officer

Dated: May 15, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release of Tucows Inc., dated May 13, 2009, reporting financial results for the first quarter ended March 31, 2009.

99.2	Press Release of Tucows Inc., dated May 13, 2009, announcing appointment of Raleigh H. Ralls to the Board of Directors.